SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                              _____________________

                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  February 4, 1998

                             GOLDEN STATE BANCORP INC.
              (Exact name of registrant as specified in its charter)

              Delaware               333-28037           95-4642135
      (State of Incorporation)   (Commission File      (IRS Employer
                                  Number)              Identification
                                                       Number)

       414 North Central Avenue
         Glendale, California                               91203
      (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (818) 500-2000







         Item 5.   Other Events.

                   On February 4, 1998, the Registrant entered into an Agreement and Plan of Reorganization (the "Agreement") with
         First Nationwide (Parent) Holdings Inc., a Delaware corporation ("Parent Holdings"), First Nationwide Holdings Inc., a Delaware corporation and a subsidiary of Parent Holdings ("FNH"), First Gibraltar Holdings Inc., a Delaware corporation ("FGH") (the sole stockholder of Parent Holdings and a wholly-owned subsid-iary of MacAndrews and Forbes Holdings Inc. ("MAF")), Hunter's Glen/Ford, Ltd., a Texas limited partnership ("Ford"), and Golden State Financial Corporation, a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Golden State Financial"), pursuant to which Parent Holdings will merge with and into the Registrant (the "Parent Merger") and FNH will merge with and into Golden State Financial (collectively, the "Mergers"). The Agreement also contemplates the merger of Glendale Federal Bank, Federal Savings Bank ("Glendale Federal"), the federal savings bank subsidiary of the Registrant, with and into California Federal Bank, A Federal Savings Bank ("California Federal"), a federal savings bank that is closely held by MAF and Ford through Parent Holdings and FNH.

                   Pursuant to the Agreement, FGH and Ford will receive at the closing of the Mergers, in respect of their interests as direct and/or indirect stockholders of Parent Holdings and FNH, a number of shares of common stock, par value $1.00 per share, of Golden State ("Golden State Common Stock"), as determined pursuant to a formula set forth in the Agreement, that will constitute an aggregate pro forma ownership interest of between 42% and 45% of the combined company. The actual ownership per-centage will be determined based upon the adjusted volume-weighted average price of Golden State Common Stock during a specified pricing period ending shortly before the closing of the Mergers and following distribution by Golden State of its Litigation Tracking Warrants (as described below). In addi-tion, the Agreement provides that FGH and Ford will be entitled to receive contingent consideration, through the issuance by Golden State of additional shares of Golden State Common Stock to FGH and Ford following consummation of the Mergers, based on
         (i) the utilization by the combined corporation of certain tax benefits of Parent Holdings, FNH and California Federal and
         (ii) California Federal's net after-tax recovery in certain specified litigation, including a percentage of the net after-tax recovery in California Federal's goodwill litigation against the United States (following payment by California Fed-eral of all amounts due to the holders of its contingent liti-gation recovery participation interests (the "CALGZs") and its secondary contingent litigation recovery participation inter-ests (the "CALGLs")). The Litigation Tracking Warrants, which







         will be distributed by Golden State to its stockholders prior to the closing of the Mergers, will represent the right to re-ceive, upon exercise thereof, Golden State Common Stock in an amount equal, in the aggregate, to a specified percentage of net after-tax recovery in Glendale Federal's goodwill lawsuit against the United States, with the remaining percentage of such net recovery being retained by the combined company. The Agreement provides generally that the amount of the net after-tax recovery resulting from California Federal's goodwill law-suit which will be retained by the combined company will be based on the amount of the net after-tax recovery in the Glen-dale Federal goodwill litigation being retained by the combined company, adjusted to reflect the pro forma ownership interest of FGH and Ford in the combined company, with the remaining amount of California Federal's net litigation recovery, if any, to be distributed to FGH and Ford through the issuance of ad-ditional shares of Golden State Common Stock as described above.

                   The Agreement provides that, immediately after the consummation of the Mergers, the board of directors of the sur-viving corporation will be composed of 15 directors, with five directors (the "Golden State Directors") being designated by the Registrant and the remaining ten directors being designated by Parent Holdings. Upon consummation of the Mergers, Gerald
         J. Ford, Chairman and Chief Executive Officer of California Federal, and Carl B. Webb, President and Chief Operating Of-ficer of California Federal, will serve as Chairman and Chief Executive Officer and President and Chief Operating Officer, respectively, of the combined company.

                   The Mergers are expected to be completed in the third quarter of calender 1998. The Mergers are conditioned upon, among other things, the receipt of all necessary regulatory approvals, the adoption and approval of the Agreement by stock-holders of Golden State, the distribution of the Litigation Tracking Warrants and certain other customary conditions. In the event the Agreement is terminated and in circumstances un-der which the option contemplated by the Stock Option Agreement (as defined herein) would become exercisable, the Agreement provides that Golden State will pay a termination fee of $50 million to Parent Holdings.

                   The foregoing description of the Agreement is not in-tended to be complete and is qualified in its entirety by ref-erence to the full text of such agreement, which is attached hereto as Exhibit 2.1 and is hereby incorporated herein by ref-erence.











                   In connection with, and as a condition to the will-ingness of Parent Holdings to enter into, the Agreement, on February 4, 1998, the Registrant and Parent Holdings entered into a Stock Option Agreement (the "Stock Option Agreement") between the Registrant, as issuer, and Parent Holdings, as grantee, pursuant to which the Registrant granted to Parent Holdings the right, upon the terms and subject to the condi-tions set forth therein, to purchase up to 19.9% of the out-standing shares of Registrant Common Stock at a price of $24.00 per share. Pursuant to the Stock Option Agreement, the ag-gregate amount that Parent Holdings may realize in respect of the option contemplated thereby, or the shares of Registrant Common Stock issued pursuant to such option, may not exceed $25 million. The foregoing description of the Stock Option Agree-ment is not intended to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

                   In addition, in connection with the execution of the Agreement, the Registrant, Glendale Federal, California Fed-eral, Stephen J. Trafton, Chairman, President and Chief Execu-tive Officer of the Registrant, and Richard A. Fink, Vice Chairman of the Registrant, entered into a litigation manage-ment agreement (the "Management Agreement") which is generally to become effective upon the consummation of the Mergers. The Management Agreement contemplates, among other things, that Messrs. Trafton and Fink will, subject to the provisions thereof, manage and be responsible for determinations concern-ing Glendale Federal's and California Federal's respective goodwill litigations against the United States (and concerning the Litigation Tracking Warrants and the securities distributed by California Federal in respect of its goodwill litigation). In this connection, Messrs. Trafton and Fink will each be named Executive Vice Presidents of the surviving corporation in the merger and will report to a committee of the Board of Directors of such corporation (the "Golden State Committee") with respect to matters related to the Glendale Federal goodwill litigation and the Litigation Tracking Warrants, and the Board of Direc-tors will generally delegate its authority with respect to such matters to the Golden State Committee. Messrs. Trafton and Fink will also report to a corresponding committee of the Board of Directors of the surviving corporation with respect to mat-ters related to the California Federal Litigation. The Agree-ment provides that the surviving corporation in the Parent Merger will cause each Golden State Director serving on such corporation's Board of Directors to be appointed as a member of the Golden State Committee and that it will maintain the Golden State Committee as contemplated by the Management Agreement. The services of Messrs. Trafton and Fink under the Management









         Agreement may be terminated under certain circumstances set forth in the Management Agreement. The foregoing description of the Management Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as Exhibit 99.2 and is hereby incorporated herein by reference.

                   On February 5, 1998, the parties to the Agreement issued a joint press release in respect of the Agreement and the transactions contemplated thereby. Also on February 5, 1998, the managements of Parent Holdings and Golden State made a presentation to analysts in respect of the Agreement and the transactions contemplated thereby based on written materials prepared by Parent Holdings. A copy of the press release is attached as Exhibit 99.3 hereto, and a copy of the written ana-lyst materials is attached as Exhibit 99.4 hereto, and each is hereby incorporated herein by reference.

                   Following the public announcement of the Agreement and the proposed Mergers, several separate purported class ac-tion lawsuits were filed by certain stockholders of Golden
         State, naming Golden State, its individual directors and, in certain cases, FNH and MAF, as defendants. The litigation was consolidated into one action in the Court of Chancery in Delaware, captioned "In re Golden State Bancorp Inc. Shareholders Litigation, Consolidated C.A. No. 16175NC." The plaintiffs in such litigation have alleged, among other things, that the individual members of Golden State's board of directors breached their fiduciary duties to Golden State's stockholders by entering into the Agreement. The plaintiffs are seeking, on behalf of themselves and all similarly situated stockholders of Golden State, among other things: (i) class certification, (ii) an order enjoining, preliminarily and per-manently, the Mergers (or, in the event the Mergers are consum-mated prior to the entry of a final order, rescission of the Mergers and/or damages, including rescissory damages) and (iii) costs and disbursements, including attorneys' fees. In addi-tion, a purported class action complaint alleging substantially similar claims and seeking substantially similar relief has been filed in Los Angeles Superior Court in the State of Cali-fornia. Golden State believes that it has meritorious defenses to each of the claims made in connection with each litigation described above.

                   This Current Report on Form 8-K and the exhibits hereto contain forward looking statements with respect to man-agement beliefs, estimates, projections, assumptions and the












         financial condition, results of operations and business of Par-ent Holdings and the Registrant (and their respective subsid-iaries) and, assuming the consummation of the merger, a com-bined Golden State Bancorp Inc./First Nationwide (Parent) Hold-ings Inc., including statements relating to the cost savings and accretion to cash earnings that will be realized from the Mergers, the pro forma assets and deposits of the combined com-pany and the restructuring charges expected to be incurred in connection with the Mergers. These forward looking statements involve certain risks and uncertainties. Factors that may cause results to differ materially from those contemplated by such forward looking statements include, among others, the fol-lowing possibilities: (1) expected cost savings from the Merg-ers cannot be fully realized or realized within the expected time frame; (2) revenues following the Mergers are lower than expected; (3) competitive pressure among depository institu-tions increases significantly; (4) costs or difficulties re-lated to the integration of the businesses of the Registrant and Parent Holdings are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) gen-eral economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged; or (8) the respective goodwill lawsuits of Glendale Federal and California Federal are not finally re-solved in the time frames expected by the parties, or a final resolution of either or both of such lawsuits does not result in a net recovery or results in a net recovery that is less than that anticipated by the parties.






























         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                   The following exhibits are filed as part of this report:

         2.1 Agreement and Plan of Reorganization, dated as of February 4, 1997, by and among the Registrant, First Nationwide (Parent) Holdings, Inc., First Nationwide Holdings, Inc., First Gibraltar Holdings, Inc., Hunter's Glen/Ford, Ltd. and Golden State Financial Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of First Nationwide (Parent) Holdings, Inc., dated February 4, 1998, filed with the Commission on February 17, 1998).

         99.1 Stock Option Agreement, dated as of February 4, 1998, by and between the Registrant, as issuer, and First Nationwide (Parent) Holdings, Inc., as grantee (in-corporated by reference to Exhibit 99.1 to the Cur-rent Report on Form 8-K of First Nationwide (Parent) Holdings, Inc., dated February 4, 1998, filed with the Commission on February 17, 1998).

         99.2 Litigation Management Agreement, dated as of February 4, 1998, by and among the Registrant, Glendale Fed-eral Bank, Federal Savings Bank, California Federal Bank, A Federal Savings Bank, Stephen J. Trafton and Richard A. Fink (incorporated by reference to Exhibit
                   99.2 to the Current Report on Form 8-K of First Na-tionwide (Parent) Holdings, Inc., dated February 4, 1998, filed with the Commission on February 17,
                   1998).

         99.3 Joint Press Release, dated February 5, 1998 (incorpo-rated by reference to Exhibit 99.3 to the Current Report on Form 8-K of First Nationwide (Parent) Hold-ings, Inc., dated February 4, 1998, filed with the Commission on February 17, 1998).

         99.4 Analyst Presentation Materials, dated February 5, 1998 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K of First Nationwide (Parent) Holdings, Inc., dated February 4, 1998, filed with the Commission on February 17, 1998).













                                    SIGNATURE



                   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here-unto duly authorized.


         Dated:  February 17, 1998

                                      GOLDEN STATE BANCORP INC.



                                      By: /s/ John E. Haynes
                                        Name: John E. Haynes
                                        Title: Chief Financial Officer








































                                 EXHIBIT INDEX

         Exhibit
         Number              Description

         2.1 Agreement and Plan of Reorganization, dated as of February 4, 1997, by and among the Registrant, First Nationwide (Parent) Holdings, Inc., First Nationwide Holdings, Inc., First Gibraltar Holdings, Inc., Hunter's Glen/Ford, Ltd. and Golden State Financial Corporation (incorporated by reference to Exhibit 2.1 to the Cur-rent Report on Form 8-K of First Nation-wide (Parent) Holdings, Inc., dated Feb-ruary 4, 1998, filed with the Commission on February 17, 1998).

         99.1 Stock Option Agreement, dated as of Feb-ruary 4, 1998, by and between the Regis-trant, as issuer, and First Nationwide (Parent) Holdings, Inc., as grantee (in-corporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of First Nationwide (Parent) Holdings, Inc., dated February 4, 1998, filed with the Commission on February 17, 1998).

         99.2 Litigation Management Agreement, dated as of February 4, 1998, by and among the Registrant, Glendale Federal Bank, Fed-eral Savings Bank, California Federal Bank, A Federal Savings Bank, Stephen J. Trafton and Richard A. Fink (incorporated by reference to Exhibit 99.2 to the Cur-rent Report on Form 8-K of First Nation-wide (Parent) Holdings, Inc., dated Feb-ruary 4, 1998, filed with the Commission on February 17, 1998).

         99.3 Joint Press release, dated February 5, 1998 (incorporated by reference to Ex-hibit 99.3 to the Current Report on Form 8-K of First Nationwide (Parent) Hold-ings, Inc., dated February 4, 1998, filed with the Commission on February 17,
                             1998).












         99.4 Analyst Presentation Materials, dated February 5, 1998 (incorporated by refer-ence to Exhibit 99.4 to the Current Re-port on Form 8-K of First Nationwide (Parent) Holdings, Inc., dated February 4, 1998, filed with the Commission on February 17, 1998).













































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